EXHIBIT A

            FRANCHISEE ACKNOWLEDGEMENTS AND REPRESENTATIONS STATEMENT

1. Franchisee acknowledges that he has read the franchise agreement (the "Agreement") between Pretzel Time, Inc. ("Pretzel Time") and Franchisee dated as of the same date hereof and that he understands and accepts the terms, conditions, and covenants contained in the Agreement as being reasonably necessary to maintain Pretzel Time's high standards of quality and service and the uniformity of those standards at all Pretzel Time Units and thereby to protect and preserve the goodwill of the Marks and the Pretzel Time System.

2. Franchisee acknowledges that the food service business is a highly competitive industry, with constantly changing marketing conditions. Franchisee acknowledges that he has conducted an independent investigation of the business venture contemplated by the Agreement and recognizes that, like any other business, the nature of the business conducted by Pretzel Time Units may change over time, that an investment in a Pretzel Time Unit involves business risks and that the success of the venture is largely dependent upon the business abilities and efforts of Franchisee.

3. Franchisee acknowledges and agrees that Pretzel Time makes no warranties that the Site selected by Franchisee will succeed or be profitable. Each franchise is independent and the success or failure of a given franchise results from many factors including, without limitation, Franchisee's personal day-to-day involvement in the operations of the Unit.

4. Franchisee hereby acknowledges and agrees that Pretzel Time's approval of the Site selected by Franchisee does not mean the Site will succeed or be profitable. Each franchise is independent and the success or failure of a given franchise results from many factors including, without limitation, Franchisee's personal day-today involvement in the operations of the Unit.

5. Franchisee hereby acknowledges and agrees that Pretzel Time's approval of the Site for the Unit does not constitute an assurance, representation or warranty of any kind, express or implied, as to the suitability of the Site for a Pretzel Time Unit, or the successful operation or profitability of a Pretzel Time Unit operated at the Site. Pretzel Time shall not be responsible for the failure of the Site approved by Pretzel Time to meet Franchisee's expectations as to revenue or operational criteria. Franchisee further agrees and acknowledges that he is solely and wholly responsible to fully investigate the site for its suitability. Pretzel Time makes no representations or warranties of its own expertise in the area of site selection and is offering only its own subjective opinion regarding the business potential of any site.

6. Franchisee acknowledges and agrees that Pretzel Time has not made any representations or statement of actual, average, projected or forecasted sales, profits or earnings with respect to Pretzel Time Units. Pretzel Time's employee, personnel, and officers are not authorized to make any claims or statements as to the earnings, sales or profits or prospects or chances of success that any franchisee can expect or that present or past franchisee have had. Pretzel Time's employees, personnel, and officers are not authorized to represent or estimate dollar figures as to given store operations and they are directed to provide the names of store owners in the contemplated areas so that the prospective franchisee can make his own investigations.

7.   Franchisee   acknowledges   and  agrees  that   Pretzel   Time   employees,
representatives, and employees are not authorized to make any claims or statements as to the suitability of any prospective locations for the franchisee's Pretzel Time unit. Pretzel Time disclaims any responsibility in selecting a suitable location for the franchisee's Pretzel Time unit.

8. Pretzel Time recommends that each prospective franchisee for a Pretzel Time Unit franchise consult with an attorney of its own choosing and further be represented by legal counsel at the time of its closing. Franchisee acknowledges that it has had ample opportunity to consult with legal counsel and other professional advisors.

9. Franchisee acknowledges that in all of Pretzel Time's dealings with Franchisee, the officers, directors, employees, and agents of Pretzel Time act only in a representative capacity and not in an individual capacity. Franchisee further acknowledges that the Agreement, and all business dealings between Franchisee and such individuals as a result of the Agreement, are solely between Franchisee and Pretzel Time. Franchisee further represents to Pretzel Time, as an inducement to its entry into this Agreement, that neither Franchisee nor its Owners have made any misrepresentations in obtaining the Franchise.

10. If Franchisee is a legal entity, Franchisee:

                  a. represents that it is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization, is qualified to do business in all jurisdictions in which its business activities or the nature of properties owned by Franchisee requires such qualification, and has the authority to execute and deliver the Agreement and perform all Franchisee's obligations under the Agreement; and

                  b. agrees that all certificates representing Ownership Interests in Franchisee now outstanding or hereafter issued will be endorsed with a legend in form approved by Pretzel Time reciting that the transfer of Ownership Interests in Franchisee is subject to restrictions contained in this Agreement.

11. Franchisee further represents and warrants that all Owners of Franchisee and their interests therein are completely and accurately listed in Exhibit D attached hereto to the Franchise Agreement.





12. Franchisee represents and warrants that its domicile is as set forth below:



         -----------------------------------
         Address


         -----------------------------------
         City, State and Zip


WITNESSES: FRANCHISEE
---------------------------------
---------------------------------

_________________________________ By: _____________________________

Name: ___________________________

Title: ____________________________

Date Signed: ______________________

12. Franchisee represents and warrants that its domicile is as set forth below:



         -----------------------------------
         Address


         -----------------------------------
         City, State and Zip


13. Maryland Law (Section 14-226 of the Maryland Franchise Registration and Disclosure Law prohibits a franchisor from requiring a prospective franchisee to assent to any release, estoppel or waiver of liability as a condition of a purchasing a franchise. Accordingly, representations contained herein will not release, estop or waive any liability incurred under the applicable portions of the Maryland Franchise Registration Disclosure Law.



WITNESSES: FRANCHISEE
---------------------------------
---------------------------------

_________________________________ By: _____________________________

Name: ___________________________

Title: ____________________________

Date Signed: ______________________

                                      (B-1)
franex.96
                                    EXHIBIT B

                         PRINCIPAL OWNER, OTHER OWNERS,
                          DESIGNATED PRINCIPAL OWNERS,
                      UNIT AND MANAGER, SUPERVISING OWNERS
                           AND INITIAL CAPITALIZATION

         1. Principal Owners: Listed below is the full name (and mailing address) of each person or entity who is a Principal Owner of Franchisee (including a designated Principal Owner so designated based on their business experience, financial capacity or other personal attributes), and a description of the nature of such Principal Owner's direct or indirect equity or voting interest in Franchisee:

Name: Number of Shares
Owned:
Address: % of Total
Shares:
Number of Shares Owner is Entitled
to
Vote:
Other Interest
(Describe):

Name: Number of Shares
Owned:
Address: % of Total
Shares:
Number of Shares Owner is Entitled
to
Vote:

Other Interest (Describe):

Name: Number of Shares
Owned:
Address: % of Total
Shares:
Number of Shares Owner is Entitled
to
Vote:
Other Interest
(Describe):


Name: Number of Shares
Owned:
Address: % of Total
Shares:
Number of Shares Owner is Entitled
to
Vote:
Other Interest
(Describe):

                                     (B -4)
franex.96
         2. Other Owners. Listed below is the full name (and mailing address) of each person or entity, other than the Principal Owners, who directly or indirectly owns an equity voting interest in Franchisee and a description of the nature of the interest (attach additional sheets if necessary):


Name: Number of Shares
Owned:
Address: % of Total
Shares:
Number of Shares Owner is Entitled
to
Vote:
Other Interest
(Describe):




Name: Number of Shares
Owned:
Address: % of Total
Shares:
Number of Shares Owner is Entitled
to
Vote:
Other Interest
                                            (Describe):
         3. Unit Manager and Additional Manager: As required pursuant to this Agreement, the following person shall attend the training program as the initial Unit Manager of the UNIT:

                           Name:
                                    (Unit Manager)

         4. Supervising Owners: As required pursuant to this Agreement, the following Principal Owners shall supervise the operation of the UNIT:

Name:
                                      Name:

Name:
                                      Name:

         5. Initial Capitalization. Franchisee: (a) represents and warrants that it has developed and previously provided to COMPANY a description of its initial capital structure (the "Initial Capital Structure") which is a true, correct, complete and detailed description of Franchisee's capital structure; (b) covenants that it will not deviate from the Initial Capital Structure without COMPANY's prior written consent; and (c) acknowledges that COMPANY has relied on the Initial Capital Structure in entering into this Agreement.



WITNESSES:
                                                                         PRETZEL
                                                                           TIME,
                                                                            INC.
                                                      a Pennsylvania corporation

_____________________                                By:

_____________________                                Name:  ____________________

                                                                          Title:

                                                    Date Signed: _______________


WITNESSES:                                           FRANCHISEE
                                                      --------------------------


--------------------
                                                                             By:

____________________                                 Name:  ____________________

                                                                          Title:

                                                    Date Signed: _______________

                                     (C -2)
franex.96
                                    EXHIBIT C

                        PERMITTED COMPETITIVE BUSINESSES

1. Applicability. This Agreement is executed pursuant to a Franchise Agreement dated and this Exhibit shall be incorporated into the Franchise Agreement.

         2. Owners in Permitted Competitive Businesses. The following persons currently perform services for or have an ownership interest in a Permitted Competitive Business as of the date of this Agreement:

A. Name of Owner:
B. Name of Owner:




Name of Competitive Business: Name of Competitive
Business:




Address of Competitive Business: Address of Competitive
Business:






C. Name of Owner:
D. Name of Owner:




Name of Competitive Business: Name of Competitive
Business:




Address of Competitive Business: Address of Competitive
Business:

                                                   WITNESSES: PRETZEL TIME, INC.




                                                                             By:


                     ___________________________ Name: _________________________

                                               Title: __________________________

                                               Date Signed: ____________________

                                                           WITNESSES: FRANCHISEE
                                                    ----------------------------

                                                                             By:


                      __________________________ Name: _________________________

                                                                          Title:


                                               Date Signed: ____________________

                                     (D -4)
franex.96
                                    EXHIBIT D

        OWNER'S AND GUARANTOR'S UNDERTAKING AND ASSUMPTION OF OBLIGATIONS


THIS UNDERTAKING AND ASSUMPTION OF FRANCHISEE'S OBLIGATIONS is given this day of , 19 , by the undersigned. ----------------------------------- -----

FRANCHISEE:

Date of Franchise Agreement:

1.       ACKNOWLEDGEMENT AND GUARANTY.

         In consideration of, and as an inducement to, the execution of the above mentioned Pretzel Time, Inc. Franchise Agreement ( the "Franchise Agreement") by Pretzel Time, Inc. ("Company"), each of the undersigned and any other parties who sign counterparts of this guaranty (referred to herein individually as a "Guarantor" and collectively as "Guarantors") hereby personally and unconditionally: (a) guarantees to COMPANY, and its successors and assigns, for the term of the franchise Agreement and thereafter as provided in the franchise Agreement, that FRANCHISEE shall punctually pay and perform each and every undertaking, agreement and covenant set forth in the Franchise Agreement; and (b) agrees to be personally bound by, and personally liable for the breach of, each and every provision in the Franchise Agreement, both monetary obligations and other obligations, including, without limitation, the obligation to pay costs and legal fees as provided in the Franchise Agreement and the obligation to take or refrain from taking specific actions or to engage or refrain from engaging in specific activities, including, without limitation, the provisions of the Franchise Agreement relating to competitive activities.

2.       WAIVERS.

         Each Guarantor waives:

     (a) acceptance and notice of acceptance by COMPANY of the foregoing undertakings; and

     (b) notice of demand for payment of any indebtedness or nonperformance of any obligations hereby guaranteed; and

         (c) protest and notice of default to any party with respect to the indebtedness or nonperformance of any obligations hereby guaranteed; and

         (d) any right he may have to require that an action be brought against FRANCHISEE or any other person as a condition of liability; and

         (e) all rights to payments and claims for reimbursement or subrogation which he may have against FRANCHISEE arising as a result of his execution and performance under this guaranty; and

         (f) any and all other notices and legal or equitable defenses to which he may be entitled.

3.       ADDITIONAL COVENANT OF GUARANTORS.

         Each Guarantor consents and agrees that:

         (a) his direct, independent, and immediate liability under this undertaking shall be joint and several not only with FRANCHISEE, but also among the Guarantors;

         (b) he shall render any payment or performance required under the Franchise Agreement upon demand if FRANCHISEE fails or refuses punctually to do so;

         (c) such liability shall not be contingent or conditioned upon pursuit by COMPANY or its Affiliates of any remedies against FRANCHISEE or any other person;

         (d) such liability shall not be diminished, relieved or otherwise affected by any subsequent rider or amendment to the Franchise Agreement or by any extension of time, credit or other indulgence which COMPANY may from time to time grant to FRANCHISEE or to any other person, including, without limitation, the acceptance of any partial payment or performance, or the compromise or release of any claims, none of which shall in any way modify or amend this guaranty, which shall be continuing and irrevocable throughout the term of the Franchise Agreement and for so long thereafter as there are any monies or obligations owing by FRANCHISEE to COMPANY under the Franchise Agreement;

         (e) the written acknowledgment of FRANCHISEE, accepted in writing by COMPANY, or the judgment of any court or arbitration panel of competent jurisdiction establishing the amount due from FRANCHISEE shall be conclusive and binding on the undersigned as Guarantors;

         (f) if COMPANY is required to enforce this guaranty in a judicial or arbitration proceeding and prevails in such proceeding, it shall be entitled to reimbursement of its costs and expenses, including, but not limited to, reasonable accountants', attorneys', arbitrators', and expert witness fees, costs of investigation, court costs, other litigation expenses and travel and living expenses, whether incurred prior to, in preparation for or in contemplation of the filing of any such proceeding. If COMPANY is required to engage legal counsel in connection with any failure by the undersigned to comply with this guaranty, the Guarantors shall reimburse COMPANY for any of the above-listed costs and expenses incurred by it;

         (g) Each of the undersigned Guarantors represents and warrants that, if no signature appears below for such Guarantor's spouse, such Guarantor is either not married or, if married, is a resident of a state which does not require the consent of both spouses to encumber the assets of a marital estate.

         (h) This Undertaking and Assumption shall be construed in accordance with Pennsylvania law, without giving effect to its conflict of laws principles;

         (i) This Undertaking shall continue in full force and effect with respect to any extension or modification to the Franchise Agreement or any other of the franchise agreements and Guarantors waive notice of any and all such extensions, modifications, amendments or transfers;

         (j) In lieu of any right of indemnification that Guarantors may have as against Franchisee by virtue of the guarantee of Franchisee's obligations to company which right of indemnification is hereby waived, Guarantors shall be subrogated to the rights of Company as against Franchisee to the extent Guarantors fully satisfy and discharge the obligations of Franchisee under the Franchise Agreement and any other franchising agreements and such right of subrogation shall be Guarantor's sold remedy against Franchisee;

         (k) Guarantors agree to pay all reasonable attorneys' fees and all costs and other expenses incurred in any collection or attempted collection of amounts due pursuant to this Undertaking or in any negotiations relative to the obligations hereby guaranteed or in enforcing this Undertaking against Guarantors; and

4.       DEFINITIONS.  For purposes of this Undertaking:

         (a) "Owner" shall mean any person, partnership, corporation or other entity holding any interest in Franchisee.

         (b) The term "Guarantors" is applicable to one or more persons, a corporation or a partnership, as the case may be, and the singular usage includes the plural and the masculine and neuter usages included the other and the feminine.

         IN WITNESS WHEREOF, each Guarantor has hereunto affixed his signature on the same day and year as the Franchise Agreement was executed.


Owners and Guarantors:



                                            Spouse
                    (Signature)


                  (Print Name)


                                            Spouse
                    (Signature)


                  (Print Name)



                                            Spouse
                    (Signature)


                  (Print Name)



                                            Spouse
                    (Signature)


                  (Print Name)

                                     (E -1)
franex.96
                                    EXHIBIT E

                AUTHORIZATION AGREEMENT FOR PREARRANGED PAYMENTS
                                 (DIRECT DEBITS)

Name     of     Person     or     Legal     Entity)(ID
--------------------------------------------------------
Number)

Name
Account (if different)


(Street Address)
(City, State, Zip Code)

The undersigned depositor ("DEPOSITOR") hereby authorizes Pretzel Time, Inc. ("COMPANY") to initiate debit entries and/or credit correction entries to the undersigned's checking and/or savings account(s) indicated below and the depository designated below ("DEPOSITORY") and to debit such account pursuant to COMPANY's instructions for any and all amounts due to Pretzel Time, Inc. The DEPOSITOR understands that all amounts debited from the account below will be credited to Pretzel Time's account.



DEPOSITORY Branch



City
State
Zip Code


Telephone Number of Bank Contact Person at Bank



Bank Transit/ABA Number Account Number


This authority is to remain in full and force and effect until DEPOSITORY has received joint written notification from COMPANY and DEPOSITOR of the DEPOSITOR's termination of such authority in such time and in such manner as to afford DEPOSITORY a reasonable opportunity to act on it. Notwithstanding the foregoing, DEPOSITORY shall provide COMPANY and DEPOSITOR with thirty (30) days' prior written notice of the termination of this authority. If an erroneous debit entry is initiated to DEPOSITOR's account, DEPOSITOR shall have the right to have the amount of such entry credited to such account by DEPOSITORY, if (a) within fifteen (15) calendar days following the date on which DEPOSITORY sent to DEPOSITOR a statement of account or a written notice pertaining to such entry or
(b) forty-five (45) days after posting, which ever occurs first, DEPOSITOR shall have sent to DEPOSITORY a written notice identifying such entry, stating that such entry was in error and requesting DEPOSITORY to credit the amount thereof to such account. These rights are in addition to any rights DEPOSITOR may have under federal and state banking laws.



DEPOSITOR
                                                              DEPOSITORY

By:
                                                              By:

Title:
                                                              Title:

Date:
                                      Date:

                                      (E-3)
franex.96
              AUTHORIZATION TO HONOR CHECKS DRAWN BY AND PAYABLE TO

Q        PRETZEL TIME, INC.

------------------------------------------------------------------------------

Bank Account in the Name of              Store#            Bank Account Number
1.                                      2.                           3.
------------------------------------------------------------------------------

To The Bank Designated:

You are hereby requested and authorized to honor and to charge to the account described, checks drawn on such account which are payable to the above named Payee. The name(s) of the depositor(s) on such checks will be printed by standard business machines. It is agreed that your rights with respect to each such check shall be the same as if it bore a signature authorized for such account. It is further agreed that if any such check is not honored whether with or without cause you shall be under no liability whatsoever. This authorization shall continue in force until revocation in writing is received by you.



Name of franchisee (please print)

4. / /
X5.
Date
Signature of Franchisee

-----------------------------------------------------------------------------
Full Name of Bank
6.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

Street Address
7.
------------------------------------------------------------------------------
-------------------------------------------------------------------------------

City, State, Zip Code
8.
------------------------------------------------------------------------------
Drawee Bank Please Note: There is an Indemnification Agreement Below.

Indemnification Agreement

To The Bank Designated.

In consideration of your compliance with the request and authorization printed on the Authorization Form hereof, the Payee agrees with respect to any such action:

(1) To indemnify you and hold you harmless from any loss you may suffer as a consequence of your actions resulting from or in connection with the execution and issuance of any check, draft or order, whether or not genuine, purporting to be executed by the Payee and received by you in the regular course of business for the purpose of payment, including any costs or expenses reasonably incurred in connection therewith.

(2) To indemnify you for any loss arising in the event that any such check, draft or order shall be dishonored, whether with or without cause and whether intentionally or inadvertently.

(3) To defend at our own cost and expense any action which might be brought by any depositor or any other persons because of your actions taken pursuant to the foregoing request, or in any manner arising by reason of your participation. - -
-  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
NOTICE  TO
OWNER

1.       ATTACH ONE VOIDED CHECK HERE
2.       BE SURE ALL 8 SPACES SHOWN ABOVE ARE COMPLETED.
3.       RETURN ALL THREE COPIES IMMEDIATELY.

franex.96
                                    EXHIBIT F

                               PRETZEL TIME, INC.
                               UNIT SITE AGREEMENT

This is Exhibit F to the Franchise Agreement entered into , 19 by and between Pretzel Time, Inc. ("Pretzel Time") and ("Franchisee").

1. UNIT SITE.

         Franchisee shall obtain lawful possession with sixty (60) days after the date of the Franchise Agreement of a site approved by Pretzel Time for a Pretzel Time Unit within the following geographical area described as follows:





2.       SITE SELECTION.

         Pretzel Time agrees to provide reasonable assistance in the selection and evaluation of a proposed site for a Unit upon the request of the Franchisee. Franchisee acknowledges and agrees that Pretzel Time's employees are not permitted or authorized to make any claims, statements or representations as to the suitability of any prospective locations for the site of the Franchisee's proposed unit. Pretzel Time disclaims any responsibility in selecting a suitable location for the Franchisee's Unit. Franchisee acknowledges and agrees that he is solely and wholly responsible to fully investigate the site for its suitability and Pretzel Time makes no representation or warranties of its own expertise in the area of site selection.

3.       APPROVAL OF SITE.

         Franchisee agrees to submit to Pretzel Time a complete site evaluation report and feasibility analysis for the Unit location containing such information as Pretzel Time may reasonably require, such as size and type of mall, size of unit, appearance, physical characteristics of the site, photographs of the site, demographics of the area, traffic patterns, competition from other businesses in the area, location of the nearest Pretzel Time Unit, sales per square foot, lease terms, and other commercial characteristics. In approving the proposed site for the Unit, Franchisee acknowledges and agrees that Pretzel Time is relying on the representations and information provided by the Franchisee. Upon receipt of the site information necessary to make its determination, Pretzel time will either approve or disapprove Franchisee's proposed site for the Unit within twenty (20) days of the receipt of the site information and other materials requested by Pretzel Time and provide Franchisee a written notice of same. Pretzel Time and Franchisee agree that Pretzel Time's approval of the location for the proposed Unit shall be an agreement by the parties that such location shall be the Site for the Unit to be operated by Franchisee pursuant to the Franchise Agreement. 4. TERMINATION OF FRANCHISE AGREEMENT.

         Pretzel time shall have the right to terminate the Franchise Agreement and refund all franchise fees paid by Franchisee except for $10,000.00 which shall be retained by Pretzel Time for its costs and expenses associated with reviewing the proposed site locations including, but not limited to, travel and other associated expenses effective upon delivery of notice of termination to Franchisee, if Franchisee (a) cannot locate a site which is approved and suitable to both Pretzel Time and Franchisee within one hundred twenty (120) days; or (b) fails to execute a lease agreement upon execution of the Franchise Agreement.

IN WITNESS WHEREOF, the parties have executed, sealed and delivered this Agreement the day and year first written above.

WITNESSES:                                           PRETZEL TIME, INC.
                           a Pennsylvania corporation


                                                     By:

__________________________ Name:  _______________________

                         Title: ________________________

                         Date Signed: __________________


WITNESSES                                   FRANCHISEE
                                            -----------------------------


                                                     By:

                                      Name:

                                            Title:

                         Date Signed: __________________

                                      (G-1)
franex.96
                                    EXHIBIT G

             COLLATERAL ASSIGNMENT OF TELEPHONE NUMBERS AND LISTINGS

THIS ASSIGNMENT is entered in to this day of , 1996, in accordance with the terms of that certain Pretzel Time, Inc. Franchise Agreement (the "Franchise Agreement") between ("FRANCHISEE") and Pretzel Time, Inc., a Pennsylvania corporation ("COMPANY"), executed concurrently with this Assignment, under which COMPANY granted FRANCHISEE the right to own and operate a PRETZEL TIME Unit located at

(the "UNIT").

         FOR VALUE RECEIVED, FRANCHISEE hereby assigns to COMPANY, all of FRANCHISEE's right, title and interest in and to those certain telephone numbers and regular, classified or other telephone directory listings (collectively, the "Telephone Numbers and Listings") associated with COMPANY's trade and service marks and used from time to time in connection with the operation of the UNIT at the address provided above. This Assignment is for collateral purposes only and, except as specified herein, COMPANY shall have no liability or obligation of any kind whatsoever arising from or in connection with this Assignment, unless COMPANY shall notify the telephone company and/or the listing agencies with which FRANCHISEE has placed telephone directory listings (all such entities are collectively referred to herein as the "Telephone Company") to effectuate the assignment pursuant to the terms hereof.

         Upon termination or expiration of the Franchise Agreement (without renewal or extension), COMPANY shall have the right and is hereby empowered to effectuate the assignment of the Telephone Numbers and Listings, and, in such event, FRANCHISEE shall have no further right, title or interest in the Telephone Numbers and Listings and shall remain liable to the Telephone Company for all past due fees owing to the Telephone Company on or before the effective date of the assignment hereunder.

                                      (G-3)
franex.96
         FRANCHISEE agrees and acknowledges that as between COMPANY and FRANCHISEE, upon termination or expiration of the Franchise Agreement, COMPANY shall have the sole right to and interest in the Telephone Numbers and Listings, and FRANCHISEE appoints COMPANY as FRANCHISEE's true and lawful attorney-in-fact to direct the Telephone Company to assign same to COMPANY, and execute such documents and take such actions as may be necessary to effectuate the assignment. Upon such event, FRANCHISEE shall immediately notify the Telephone Company to assign the Telephone Numbers and Listings to COMPANY. If FRANCHISEE fails to promptly direct the Telephone Company to assign the Telephone Numbers and Listings to COMPANY, COMPANY shall direct the Telephone Company to effectuate the assignment contemplated hereunder to COMPANY. The parties agree that the Telephone Company may accept COMPANY's written direction, the Franchise Agreement or this Assignment as conclusive proof of COMPANY's exclusive rights in and to the Telephone Numbers and Listings upon such termination or expiration and that such assignment shall be made automatically and effective immediately upon Telephone Company's receipt of such notice from COMPANY or FRANCHISEE. The parties further agree that if the Telephone Company requires the parties execute the Telephone Company's assignment forms or other documentation at the time of termination or expiration of the Franchise Agreement, COMPANY's execution of such forms or documentation on behalf of FRANCHISEE shall effectuate FRANCHISEE's consent and agreement to the assignment. The parties agree that at any time after the date hereof, they will perform such acts and execute and deliver such documents as may be necessary to assist in or accomplish the assignment described herein upon termination or expiration of the Franchise Agreement.

WITNESSES:
ASSIGNEE:

PRETZEL TIME, INC.

-------------------------
                                                              By:
-------------------------
                                                              Name :

                                                  Title:  ____________________


WITNESSES:                                           ASSIGNOR:

                                                     -------------------------

-------------------------
                                                              By:
------------------------
                                                              Name:

                                                 Title:  _____________________

ACCEPTED AND AGREED TO BY:




(Telephone Company Authorized
Representative)



(Name of Telephone Company)

                                      (H-5)
franex.96

EXHIBIT H MUTUAL CONFIDENTIALITY AGREEMENT And now this _____ day of _________________, 1996, this agreement is made by and between Pretzel Time, Inc., a Pennsylvania corporation, with its principal place of business at 4800 Linglestown Road, Suite 202, Harrisburg, PA 17112 (hereinafter PTI) and , with its principal place of business at (hereinafter Franchisee) WITNESSETH: WHEREAS, PTI has certain information, formulas, blends, products, processes, programs, and business documents which it considers to be secret, confidential and proprietary; and WHEREAS, it will be necessary for PTI to disclose its confidential information to Franchisee during the course of their dealings; THEREFORE, for the mutual promises and covenants contained herein and intending to be legally bound hereby the parties agree as follows: 1. AGREEMENT TO MAINTAIN CONFIDENTIALITY. The parties acknowledge that a party may choose to disclose certain confidential information in connection with the Franchise. The parties agree that this agreement and all confidential information disclosed hereunder shall be retained and kept in confidence in a manner adequate to protect the disclosing party's Confidential Information. The parties agree not to disclose the Confidential Information to others or use it for purposes other than the Franchise without the disclosing party's prior written consent.

2.       CONFIDENTIAL INFORMATION DEFINED.
         Any and all information disclosed by one party to the other party in connection with the Franchise is considered confidential information, including but not limited to: formulas, blends, recipes, product lines, processes, patents, programs, manufacturing methods, marketing programs, techniques of doing business, data involving the party and any of its subsidiaries, successors and assigns, credit terms, nature of services provided, the identity of the party's suppliers, agents, franchisees, shippers or other entities, and business information, plans and documents (hereinafter Confidential Information) unless such information falls within the exceptions set forth in paragraph 4. The Confidential Information may be disclosed in writing, orally, visually, or by samples. In addition, each party's interest in the Franchise and the fact that the parties are working together on the Franchise is considered to be Confidential Information. 3. LIMITED DISCLOSURE.
         The recipient of Confidential Information agrees to limit disclosure of Confidential Information to its agents, officers, and employees who are needed to accomplish the purpose stated above, and only then to its agents, officers and employees who have agreed to be bound by the obligations of the recipient hereunder.
4.       EXCEPTIONS TO CONFIDENTIAL INFORMATION.
         The parties' obligations of confidentiality hereunder shall not apply to information: (a) Now or subsequently publicly available through no fault of either party hereto; (b) Either party possessed or knew prior to the date of the nondisclosure agreement and was not previously received from the other party hereto as evidenced by the recipient's written record prior to the receipt of such information from the disclosing party; (c) Either party receives in good faith from any third party which did not receive the same, directly or indirectly from the other party hereto and has a right to make such disclosure; or (d) Which is independently developed by the employees, agents, officers or subsidiaries of either party, provided that any claim of independent development must be shown by clear and convincing evidence.
5.       RETENTION OF PROPERTY RIGHTS.
         Any Confidential Information disclosed shall remain the property of the disclosing party. The recipient of the confidential information does not acquire any license under intellectual property rights of the other party pursuant to this agreement. After the termination or accomplishments of the Franchise or at any other time requested by the disclosing property, the recipient shall return or destroy, at the disclosing party's direction, all documents, business plans, information, samples or other materials embodying confidential information and shall retain no copies thereof. 6. JOINTLY DEVELOPED CONFIDENTIAL INFORMATION.
         Any new product, formula, recipe, blend, process, machine, equipment, production method, patent, business plan or information developed or modified as a result of this Franchise shall be the exclusive property of PTI. Any new product, formula, recipe, blend, process, machine, equipment, production method, patent, business plan or information shall not be disclosed to a third party by the parties to this agreement.

7.       LENGTH OF OBLIGATION.
         The  recipient's  obligation  of  confidentiality  and  of  non-use  of
confidential   information  hereunder  shall  continue  during  and  beyond  the termination of the project.

     8. DISCLAIMER OF ESTABLISHMENT OF RELATIONSHIP. This agreement does not create a relationship of agency, partnership, joint venture or license between the parties. This agreement does not obligate either party to purchase anything from or sell any item to the other party.


9.       RESTRICTIVE COVENANTS.
         The parties recognize that this agreement is essential to protect the business interests and goals of the parties and that violation of this agreement will cause irreparable harm to the other party. In the event of a breach or a threatened breach by a party, the parties agree that should either party violate this agreement, the other party shall be entitled to seek special, preliminary and permanent injunctive relief without proof of actual damages, as well as any other rights or remedies to which it shall be entitled.
10.      REFRAIN FROM DISPARAGEMENT.
         Both parties agree not to malign, harass or in any way interfere with the other party or their reputation and goodwill, or the conduct of the other party's business. The parties further agree to not make any public statements which would tend to damage the reputation or harm the business interests of the other or their employees, franchisees, agents, subsidiaries or affiliates. 11. JUDICIAL PROCEEDING.
         If Franchisee or any of his/its agents, representatives, or employees, becomes legally compelled to disclose any of the Information, Franchisee will provide PTI with prompt notice so that PTI may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. If such protective order or other remedy is not obtained, or if PTI waives compliance with the provisions of this Agreement, Franchisee will furnish only that portion of the Information which Franchisee is advised by opinion of counsel is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded the Information.

12.      MODIFICATION.
         This agreement cannot be changed or modified except by another written agreement signed by the party sought to be charged therewith or by his/its duly authorized agent.

     13. ENTIRE AGREEMENT. This agreement sets forth the entire agreement and understanding between the parties with respect to the subject matter herein and supersedes all prior or contemporaneous agreements, whether written or oral between the parties.

14.      ASSIGNMENT.
         This agreement shall not be assigned by either party without the prior written agreement of the parties.

     15. SEVERABILITY. In the event that any provision of this agreement is deemed by a court of any jurisdiction to be unenforceable, illegal or contrary to public policy, it shall be stricken and the remainder of this Mutual Confidentiality Agreement shall remain in force.

     16. WAIVER. Failure of either party at any time or from time to time to exercise any right under this Agreement shall not be deemed a waiver of such right nor shall it prevent the party from subsequently asserting or exercising such right.

17.      GOVERNING LAW.
     This agreement shall be construed and governed according to the laws of the State of Pennsylvania.


     18. NOTICES. Notices hereunder shall be in writing and shall be sufficiently given to the other party at the address indicated herein and deposited in the mail, United States first class postage prepaid. 19. HEADINGS. The titles or headings in this Agreement are for the convenience of the parties and their attorneys and are not intended to constitute a substantive part of this Agreement and such titles and headings should not be relied upon to describe the contents of any section or paragraph. IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date listed above. WITNESSES:
PRETZEL TIME, INC. a Pennsylvania corporation


                                                     By:

__________________________ Name: _______________________

Title: ________________________

Date Signed: __________________


WITNESSES: FRANCHISEE
-----------------------------


By:

Name:

Title:

Date Signed: __________________

                                      (I-2)
franex.96
                                    EXHIBIT I

                               PRETZEL TIME, INC.
                         TCBY'S YOGURT PRODUCT ADDENDUM
                  BY AND BETWEEN PRETZEL TIME, INC, FRANCHISOR

                                       AND

               ---------------------------------------------------
                                   FRANCHISEE


                                  DATED: , 1996



     This addendum (hereafter "Addendum") is made as of this day of , 1996, by and between Pretzel Time, Inc. a Pennsylvania corporation (hereinafter "Pretzel Time"), and ______________________, a(n)____________________, (hereinafter
"Franchisee") and is attached to and incorporated into the Pretzel Time Franchise Agreement by and between Pretzel Time and Franchisee dated as of _______________, ( hereafter "Agreement") and is considered a part of that Agreement. All capitalized terms not defined in this Addendum shall have the respective meanings set forth in the Agreement. To the extent that the terms of this Addendum are directly inconsistent with any of the terms of the Agreement, the terms of this Addendum shall supersede and govern. Accordingly, the parties hereto agree as follows:

         1. NEITHER TCBY SYSTEMS, INC., NOR ANY OF ITS AFFILIATES ARE DIRECTLY OR INDIRECTLY RESPONSIBLE FOR ANY OBLIGATION, UNDERTAKING, COVENANT, OR OTHER DUTY TO PERFORM OR TO REFRAIN FROM ANY ACTION UNDER OR BY VIRTUE OF THIS AGREEMENT. ALL PARTIES HERETO ACKNOWLEDGE AND AGREE THAT NEITHER TCBY SYSTEMS, INC. NOR ANY OF ITS AFFILIATES IS A PARTY TO THIS AGREEMENT, BUT TCBY SYSTEMS, INC. DOES STAND IN A POSITION OF THIRD PARTY BENEFICIARY UNDER THIS AGREEMENT. ALL PARTIES HERETO FURTHER ACKNOWLEDGE THAT THE TRADEMARKS AND SERVICE MARKS "TCBY", "THE COUNTRY'S BEST YOGURT", AND ALL MARKS AND LOGO FORMS THERETO RELATED ARE THE PROPERTY OF TCBY SYSTEMS, INC. OR AN AFFILIATE THEREOF, AND NOTHING CONTAINED IN THIS AGREEMENT SHALL IN ANY MANNER ACT TO CREATE ANY PROPERTY RIGHTS IN OR TO SAID MARKS OR RIGHTS RESPECTING SUCH MARKS AS AGAINST TCBY SYSTEMS, INC. AND ITS AFFILIATES. ALL PARTIES HERETO FURTHER ACKNOWLEDGE AND AGREE THAT TCBY SYSTEMS, INC. REPRESENTATIVES SHALL AT ALL TIMES HAVE THE RIGHT TO INSPECT THE UNIT PREMISES AND BOOKS TO THE EXTENT SUCH PERTAIN TO OPERATIONS OF A "TCBY" STORE.
        2. Section 2E ("Option to Develop Other Sites Within the Territory") of the Agreement is modified so that no option is granted for TCBY Products, since any option would be granted or not granted in TCBY's sole discretion.

         3. Section 2F ("Term of Franchise") of the Agreement is modified so that for TCBY Products the expiration date is June 14, 2009, unless the agreement dated June 15, 1994 between Pretzel Time and TCBY is terminated in which event Franchisee shall no longer have the rights to use the TCBY Products and utilize the TCBY Marks, (unless Franchisee otherwise obtains TCBY's separate written agreement therefor). As used in this Addendum the term "TCBY Products" shall mean "TCBY" brand frozen yogurt and such related items as Pretzel Time shall designate to Franchisee. As used herein the term "TCBY" shall mean TCBY Systems, Inc., an Arkansas corporation.

         4. Section 4G ("Fees For Renewal of Franchise") of the Agreement is modified so that no renewal for the TCBY Products is granted, since any renewal would be granted or not granted in TCBY's sole discretion.

         5. Section 5A ("Renewal of Franchise Term") of the Agreement is modified so that no renewal for TCBY Products is granted, since any renewal would be granted or not granted in TCBY's sole discretion.

         6. Section 6A ("Ownership of Marks") of the agreement is modified to provide that TCBY owns the trademarks and service marks "TCBY" and "The Country's Best Yogurt" and all marks and logo forms thereto related (herein together referred to as the "TCBY Marks"). Franchisee agrees to treat the TCBY Marks the same as the Pretzel Time Marks under this Agreement and that the Agreement shall likewise bind Franchisee with respect to the TCBY Marks (for example pursuant to Section 6C of the Agreement Franchisee agrees not to use any TCBY Mark or trade name of TCBY or any part thereof with any prefix, suffix or other modifying words, terms, designs or symbols or in any modified form as part of any corporate trade name nor may Franchisee use any TCBY Marks in connection with the sale of any unauthorized product or service or in any other manner not expressly authorized in writing by TCBY and Pretzel Time).

         7. Sections 8, 9, 12, 13 and 14 ("Development of Unit", "Unit Opening", "Adherence to Uniform Standards", "Unit Image and Operation", and " Franchise Operations") of this Agreement are modified to include that certain additional requirements may be placed upon Franchisee in relation to the TCBY Products as more fully set forth in the Operations Manual (for example, design standards, equipment, menus, segregation of sales reporting) and as the particular situations may dictate.

         8. Except as specifically modified by this Addendum all terms, conditions, covenants and provisions of the Agreement shall not be changed, modified or altered and shall remain in full force and effect.



IN WITNESS WHEREOF, the parties hereto have executed this addendum the day and year first above written.


WITNESSES:                                           PRETZEL TIME, INC.
                           a Pennsylvania corporation


By:

__________________________ Name: _______________________

Title: ________________________

Date Signed: __________________


WITNESSES: FRANCHISEE
-----------------------------


By:

Name:

Title:

Date Signed: __________________

                                      (J-3)
franex.96
                                    EXHIBIT J

                           PRETZEL TIME SATELLITE UNIT
                                    ADDENDUM

     This addendum is made as of this day of , 199 , by and between Pretzel Time, Inc., a Pennsylvania Corporation (hereinafter "Pretzel Time") and a corporation with its principal place of business at

 (hereinafter "Franchisee"), and is attached to and incorporated into the Pretzel Time, Inc. Franchise Agreement by and between Pretzel Time and Franchisee dated as of (hereinafter "Agreement") and is considered to be a part of that Agreement. All capitalized terms not defined in this Addendum shall have the respective meanings set forth in the Agreement. To the extent that the terms of this Addendum are inconsistent with any of the terms of the Agreement, the terms of this Addendum shall supersede and govern.

         1. Pretzel Time herein grants to Franchisee who herein accepts the non-exclusive right during the remainder of the term of the Agreement, subject to earlier termination by Pretzel Time as provided below in this Addendum, to operate one (choose one: cart or kiosk) (herein "Satellite Unit") at a specified location proximate to the Unit within the territory which Satellite Unit shall not be placed in operation at any location not previously approved in writing by Pretzel Time, and which shall not be relocated from such approved location without the prior written consent of Pretzel Time. The foregoing license is limited solely to the sale of Pretzel Time Products from a Pretzel Time approved Satellite Unit in accordance with this Addendum and does not confer any rights on Franchisee to sell any products outside the Unit in any other manner. Franchisee agrees this Addendum does not grant to him the right to operate the Satellite Unit beyond the term of the Agreement. A renewal of this Addendum is conditional upon the renewal of the Agreement.

         2. Franchisee shall comply with Pretzel Time's specifications and requirements regarding site selection. Franchisee shall promptly submit to Franchisee after the execution date of this addendum a complete site evaluation report and feasibility analysis containing such commercial and other information and photographs as Pretzel Time may require from time to time for the site at which Franchise proposes and intends in good faith to establish and operate the Satellite Unit. In approving or disapproving any proposed site for the Satellite Unit, Pretzel Time will consider such matters as it deems material, including without limitation, foot traffic, other snack food tenants, other commercial characteristics, lease terms, and the size, appearance and other physical characteristics of the proposed site.

Pretzel Time will approve or disapprove a proposed site for the Satellite Unit by delivery of written notice to Franchisee. Pretzel Time agrees to exert its best efforts to deliver such notification to Franchisee within twenty (20) days after receipt by Pretzel Time of a complete site package and such other materials requested by Pretzel Time from time to time containing all information requested by Pretzel Time. Pretzel Time shall have the right, in its sole discretion, to approve or disapprove a proposed site for the Satellite Unit and Franchisee acknowledges and agrees that Pretzel Time shall have no liability therefor. Pretzel Time's failure to provide Franchisee with notice of its approval or disapproval of one or more proposed sites shall in no event constitute a waiver of Pretzel Time's right to approve or disapprove the site for a proposed Satellite Unit.

         3. Franchisee, at its sole expense, shall take such actions, including, without limitation, constructing such improvements and acquiring fixtures, equipment, signs, and other materials and supplies, and obtain such permits as required to operate a Satellite Unit.

         4. Franchisee agrees to use, maintain, and/or construct only the type of Satellite Unit and equipment that Pretzel Time has approved for Pretzel Time Units and Satellite Units. Franchisee agrees to operate the Satellite Unit in accordance with the standards, specifications, and procedures for operation of a Satellite Unit which Pretzel Time prescribes in the Operations Manual or otherwise in writing including, without limitation, requirements for training, design, layout, equipment, fixtures, signage, Product packaging, materials and supplies and Pretzel Time's prototype plans and layout which Pretzel Time may change from time to time, in its sole discretion. Franchisee shall maintain the condition and appearance of, and perform maintenance with respect to the Satellite Unit, fixtures, and equipment used in connection with the Satellite Unit in accordance with Pretzel Time's standards, specifications and procedures, and consistent with the image of Pretzel Time Satellite Units as first class, clean, sanitary, attractive and efficiently operated food service businesses.

         5. If Franchisee proposes to make, construct or purchase any brand or type of equipment, sign, cart, etc. not approved by Pretzel Time, Franchisee must first notify Pretzel Time in writing and submit a request for an exception to Pretzel Time and submit to Pretzel Time samples, sufficient specifications, and any other material or information requested by Pretzel Time for its determination of whether such standards and specifications, or supplier criteria which determination will be made and communicated in writing to Franchisee within a reasonable time. Franchisee shall not make any alterations, modifications, additions, subtractions or improvements to any Satellite Unit without Pretzel Time's prior written approval.

         6. If Franchisee fails, at its sole expense, to maintain the appearance, condition, repair and working order of the Satellite Unit and to keep the Satellite Unit free from any damage, dirt or deterioration, Pretzel Time in its reasonable judgment, shall so notify Franchisee of the deficiency and the action required to correct the deficiency. If Franchisee fails to correct the deficiency, Pretzel Time shall have the right to immediately terminate the Agreement or Franchisee's right to operate the Satellite Unit or both upon written notice.

         7. Franchisee shall, at its sole expense, obtain and maintain all licenses and permits relating to the construction and operation of the Satellite Unit.

         8. Franchisee acknowledges and agrees that the Satellite Unit must be operated and maintained in accordance with the standards and specifications set forth in the Agreement, this Addendum, and the Operations Manual. Franchisee in particular, acknowledges and agrees that all gross sales made from the Satellite Unit will be subject to the payment of Royalty Fees and Advertising Fund Fees as outlined in the Agreement. Franchisee and Pretzel Time agree that the Satellite Unit in all applicable purposes will be considered a part of the Unit. Any breach of this Addendum will be a breach of the underlying Agreement.

         9. Notwithstanding the foregoing, Pretzel Time reserves the right, in its sole discretion, with or without cause and regardless of the investment made by Franchisee in establishing and conducting a Satellite Unit or the length of time Franchisee has conducted and maintained the Satellite Unit, to direct and require the Franchisee to discontinue use and operation of any Satellite Unit effective one-hundred eighty (180) days after Pretzel Time written notice to Franchisee and not to purchase or develop additional Satellite Units in connection with a discontinuance of any facet or the entire Satellite Unit program by Pretzel Time. Franchisee agrees to discontinue the use and operation of the Satellite Unit as directed by Pretzel Time. Franchisee shall remove all equipment, the Satellite Unit, signage and any other materials or distinguishing items as directed by Pretzel Time within the time period directed by Pretzel Time. Notwithstanding the foregoing, in the event Pretzel Time discontinues its Satellite Unit program, in whole or in part, the Franchisee shall have the right to continue the use of the Satellite Unit for a period of two (2) years from the earlier of: (1) the date of purchase of the Unit or (2) the date of the Satellite Unit Addendum Agreement. Franchisee agrees that he shall not have any claim or initiate any claim against Pretzel Time for the termination of its Satellite Unit Operation.

         10. IN WITNESS WHEREOF, the parties hereto have executed and delivered this Addendum in multiple copies as of the date of the Agreement.

WITNESSES: PRETZEL TIME, INC.
a Pennsylvania corporation

By:

__________________________ Name: _______________________

Title: ________________________

Date Signed: __________________


WITNESSES: FRANCHISEE
-----------------------------

By:

Name:

Title:

Date Signed: __________________

                                      (K-2)
franex.96
                                    EXHIBIT K

                                RELEASE AGREEMENT


THE MARYLAND FRANCHISE REGISTRATION AND DISCLOSURE ACT PROVIDES THAT GENERAL RELEASES SHALL NOT RELEASE LIABILITY.


     THIS AGREEMENT is made and entered into this day of , 19 by and between Pretzel Time, Inc., a Pennsylvania corporation having its principal office at 4800 Linglestown Road, Suite 202, Harrisburg, PA 17112 (the "COMPANY"); a corporation having its present principal place of business at ; as an individual, residing at; and as an individual, residing at

 (individually or collectively "RELEASOR"), wherein the parties, in exchange for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties, and covenants herein set forth, do agree as follows:

1. Mutual Release. RELEASOR does for itself, its successors, assigns, heirs, executor and administrator, hereby remise, release and forever discharge generally the COMPANY and any affiliate, wholly-owned or controlled corporation, subsidiary, successor or assign thereof and any shareholder, officer, director, employee, or agent of any of them from any and all claims, demands, damages, injuries, known or unknown, suspected or unsuspected, disclosed or undisclosed, actual or potential, which either RELEASOR may now have, or may hereafter claim to have had or to have acquired against the COMPANY, arising out of or related to any violation, if any, of FTC Rules and state franchise laws regarding the offer and sale of the franchise and the execution of a franchise agreement between the parties for the Pretzel Time Store situated at . RELEASOR agrees not to attempt from this day forward, directly or indirectly, to institute, prosecute, commence, join in, or generally attempt to assert or maintain any action thereon against the COMPANY, any affiliate, successor, assign, parent corporation, subsidiary, division, controlled corporation, director, officer, shareholder, employee, agent, servant in any court or tribunal of the United States of America or any state thereof for offering or selling or entering into an agreement of sale for the franchise located at the .

In  the  event  that  RELEASOR  breaches  any  of the  promises,  covenants,  or undertakings made herein by any act or omission, it shall by way of indemnification, pay all costs and expenses of the other caused by such act or omission, including reasonable attorneys' fees.

3. Governing Law: Waiver of Jury. This Agreement and the offer and sale of the franchise rights (as described above) shall be governed by the substantive laws (and expressly excluding laws pertaining to the choice of law) of the State of Pennsylvania. Both the COMPANY and RELEASOR agree that neither shall be entitled to nor shall either demand a jury trial in the event of litigation hereunder or hereto related.
         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Agreement effective as of the date first above written.

RELEASOR SIGNATURE(S):




(Signature)                                                      (Signature)



(Type or print name above)                  (Type or print name above)



(Company Name)



President                                                              Secretary



(Type or print name above)                           (Type or print name above)


Not binding without execution by an authorized officer of the COMPANY.

                                                              PRETZEL TIME, INC.


By:


Name: ______________________

Title:


Date Signed: _________________

                                      (L-3)
franex.96
                                    EXHIBIT L

                        THIRD PARTY ASSIGNMENT AGREEMENT

     THIS AGREEMENT is made and entered into this day of , 19 , by and among PRETZEL TIME, INC., a Pennsylvania corporation having its principal office at 4800 Linglestown Road, Suite 202, Harrisburg, Pennsylvania 17112 (the "COMPANY"); whose principal address is (individually or collectively
"ASSIGNOR"); and whose principal address is (individually or collectively "ASSIGNEE"), wherein the parties agree as follows:

1. Agreement Assigned. ASSIGNOR hereby sells, assigns, and conveys to ASSIGNEE all interest in and to that certain Franchise Agreement made and entered into as of for the development and operation of a "Pretzel Time" store located at or in

(the "Agreement"), to have and to hold said interest for the term of the Agreement and any renewal thereof consistent with its terms and conditions. The COMPANY hereby grants its permission for the assignment of the Agreement upon the terms and conditions herein set forth. Any defined terms in the Agreement appearing herein shall have the same meaning as set forth in the Agreement.

2. Payment By Assignor. Franchisee will deliver to the COMPANY on the date of this Agreement: (a) If applicable, a signed statement of Gross Revenues, if and as defined in the Agreement, with respect to all days for which the COMPANY has not received such as statement from ASSIGNOR. Such Statement shall indicate the royalty and service fees and advertising fund contributions payable on such Gross Revenues under the Agreement, and shall recite that such statement is true, complete, and correct.

         (b)      A check in the amount equal to the total of:

          (i) All royalty and service fees due or which would become due to the COMPANY under the Agreement;

          (ii) All advertising fund contributions due or which would become due to the COMPANY under the Agreement;

          (iii) Payment of the assignment fee;

          (iv) Any and all sums owing to any affiliate of the COMPANY.


3. Paymenbt By Assignee. Assignee will deliver to the company on the date of this Agreement a check in the amount of $25,000.00 or the then current franchise fee for new traditional Pretzel Time Units then in effect.

4. Mutual Release. ASSIGNOR does for itself, its successors, assigns, heirs, executor and administrator, hereby remise, release, and forever discharge generally the COMPANY and any affiliate, wholly-owned or controlled corporation, subsidiary, successor or assign thereof and any shareholder, officer, director, employee, or agent of any of them, and the COMPANY does hereby remise, release, and forever discharge generally ASSIGNOR, from any and all claims, demands, damages, injuries, agreements and contracts, indebtedness, accounts of every kind and character, whether presently known or unknown, suspected or unsuspected, disclosed or undisclosed, actual or potential, which ASSIGNOR or COMPANY may now have, or may hereafter claim to have had or to have acquired against the other of whatever source or origin, arising out of or related to any and all transactions of any kind or character at any time prior to and including the date hereof, including generally any and all claims at law or in equity, those arising under the common law or state or federal statutes, rules or regulations such as, by way of example only, franchising, securities and antitrust statutes, rules or regulations, in any way arising out of or connected with the Agreement under which ASSIGNOR may now operate a "Pretzel Time" store, and further promise never from this day forward, directly or indirectly, to institute, prosecute, commence, join in, or generally attempt to assert or maintain any action thereon against the other, any affiliate, successor, assign, parent corporation, subsidiary, division, controlled corporation, director, officer, shareholder, employee, agent, servant, general partner, limited partner, executor, administrator, estate, trustee or heir, in any court or tribunal of the United States of America, any state thereof, or any other jurisdiction. In the event ASSIGNOR or the COMPANY breaches any of the promises, covenants, or undertakings made herein by any act or omission, the breaching party shall pay, by way of indemnification, all costs and expenses of the other caused by the act or omission, including reasonable attorney's fees.

5. Assignor Post-Assignment and Post-Termination Obligations. ASSIGNOR acknowledges and agrees that those obligations and duties which have effect or a post-assignment or a post-termination basis and which are expressly set forth in the Agreement or implied by their nature therein shall be performed and observed hereafter to the extent and for a term as expressed or implied in the Agreement.

6. Subordination. ASSIGNOR agrees to subordinate any right to receive any payment from ASSIGNEE to any rights or claims of the COMPANY to receive or for payments from ASSIGNEE. Any payments received by ASSIGNOR as a result of any sale of assets connected with or by virtue of this Assignment shall be subject to settlement of all accounts ASSIGNOR has with the COMPANY, and ASSIGNEE shall not pay any material portion of such purchase price to ASSIGNOR without first obtaining the COMPANY's written consent.

7. Training. ASSIGNEE covenants to attend the COMPANY's initial training program at such time and place as the COMPANY shall designate prior to the operation of the Pretzel Time unit at. In the event ASSIGNEE shall not successfully complete the training program in the manner set forth in the Agreement, then alternative measures shall be taken in the manner and to the extent set forth in the Agreement.

8. Acknowledgement. ASSIGNEE acknowledges the COMPANY's policy of generally permitting any pushcarts, vending carts, kiosks, stands, inside modular units, or counters (herein collectively "Satellite Units") which may currently exist to continue to operate in their respective location or area for which rights have been granted by the COMPANY, regardless of the nature or identity of the operator thereof. ASSIGNEE agrees that ASSIGNEE's rights pursuant to the Agreement shall be construed as being subject to and are subject to those appertaining to all pre-existing agreements for pre-existing Satellite Units not owned or operated by ASSIGNEE. ASSIGNEE represents ASSIGNEE has conducted an independent analysis of the area proximate to the STORE and is not aware of any territory or marketing conflicts presented by a pre-existing Satellite Unit.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Agreement effective as of the date first above written.

WITNESSES: ASSIGNOR:

By:


Name:

Title:

ASSIGNEE:

By:


Name:

Title:

PRETZEL TIME, INC.

By:


Name:

Title:

                                     (M-10)
franex.96
                                    EXHIBIT M

                               PRETZEL TIME, INC.
                               SUBLEASE AGREEMENT

     This Sublease is made effective this day of 199 , by and between Pretzel Time, Inc., a Pennsylvania Corporation, with its principal business address at 4800 Linglestown Road, Harrisburg, PA 17112 ("Sublessor") and a with its principal business address at (the "Sublessee").

                                    RECITALS:

WHEREAS, Sublessor, as franchisor, and Sublessee, as franchisee, have entered into that certain Franchise Agreement dated , 199 , which is incorporated herein by this reference (the "Franchise Agreement") for a Pretzel Time Unit located at: (the "Unit").

         WHEREAS, Sublessor, as tenant, and , as landlord (the "Landlord"), entered into that certain lease for the premises of the Unit dated ("The Lease"), a copy of which is attached hereto as Exhibit A and incorporated herein by reference. The Prime Lease contains duties and obligations which Sublessee must perform and covenants with which Sublessee must adhere, and

         WHEREAS, Sublessee desires to sublease the premises of the Unit from Sublessor and Sublessor desires to sublease the same to Sublessee, all on the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the foregoing Unit, mutual promises and covenants contained herein and other good and valuable consideration, the receipt, adequacy, and sufficiency, of which are hereby acknowledged, Sublessor and Sublessee do hereby mutually agree as follows:

1.       DESCRIPTION.

This Sublease shall be for the Site of the Unit as set forth in Paragraph 1 of the Franchise Agreement and more particularly described as follows:

 (the "Premises").

2.   GRANT OF SUBLEASE.

         A. Sublessor, for and in consideration of the covenants and agreements herein contained on the part of Sublessee to be performed and observed, hereby subleases and demises the Premises to Sublessee and Sublessee hereby takes from Sublessor the Premises, on the terms and conditions set forth herein. Sublessee acknowledges that it has inspected the Premises and has agreed to accept possession and occupancy of the Premises in the condition existing upon the effective date of the Prime Lease. The rights and interest of Sublessee under this Sublease are and shall be subject and subordinate to the Prime Lease and to all renewals, replacements and extensions thereof, and any mortgage or trust deed that Sublessor or Landlord may now or hereafter place upon the Premises, to any and all advances to be made thereunder and to the interest thereon. It is expressly understood and agreed that Sublessor does not assume and shall not have any of the obligations or liabilities of Landlord under the Prime Lease and that Sublessor is not making the representations or warranties, if any, made by Landlord in the Prime Lease. Neither the Landlord, the Sublessor nor any of their Agents or other parties have made any promise, agreements, warranties or representations which have induced either Sublessee to enter into this transaction or otherwise, except as specifically set forth in this Agreement, if any. With respect to work, services, repairs and restoration or the performance of other obligations required by the Landlord under the Prime Lease, Sublessor's sole obligation with respect thereto shall be to request the same upon written request from Sublessee, and use reasonable efforts to obtain the same from Landlord. Sublessor shall not be liable in damages, nor shall rent abate hereunder, for or on account of any failure by Landlord to perform the obligations and duties imposed on it under the Prime Lease. Nothing contained in this Sublease shall be construed to create privity of estate or contract between Sublessee and Landlord.

3.       PERMITTED USE OF PREMISES.

         A. Sublessee covenants and agrees that the Premises shall be used exclusively for the purpose of operating a franchised Pretzel Time Unit in accordance with the Franchise Agreement (the "Permitted Use") and for no other purpose. In addition, Sublessee shall at all times use the Premises in compliance with all federal and state laws, governmental ordinances, rules, codes, and regulations.

         B. Sublessee covenants and agrees that throughout the Term it will continuously and uninterruptedly occupy, use and operate the entire Premises. Sublessee acknowledges that Sublessor is executing this Sublease in reliance thereon and that the same is a material element inducing Sublessor to execute this Sublease. Sublessee further covenants and agrees to use its best efforts to maximize its sales at the Premises. Sublessee also covenants and agrees that if it vacates or abandons the Premises or fails to conduct its business therein or, without the prior written consent of Sublessor, in Sublessor's absolute discretion, uses or permits or suffers the use of the Premises for any purpose other than the Permitted Use, then Sublessor shall have the right to declare an Event of Default and exercise its rights herein.

         C. Sublessee agrees that he will not allow or permit to be used the Premises or any part of the Premises in violation of any laws or ordinance or any regulation of any governmental authority.

4.       DEVELOPMENT OF THE UNIT.

         A. Sublessee shall be responsible for constructing and developing the Premises at Sublessee's sole cost and expense. Sublessor will furnish to Sublessee protypical plans and specifications for a Pretzel Time Unit, including requirements for exterior and interior materials and finishes, dimensions, design, image, interior layout, decor, fixtures, equipment, signs, furnishings and color scheme. It shall be Sublessee's responsibility to have prepared all required construction plans and specifications to suit the shape and dimensions of the Premises and to insure that such plans and specifications comply with applicable ordinances, building codes and permit requirements and with lease requirements and restrictions. Sublessee shall submit construction plans and specifications to Sublessor for its approval before construction of the Premises is commenced and shall, upon Sublessor's request, submit all revised or "as built" plans and specifications during the course of such construction. Sublessee may request special assistance in connection with the development of the Premises, and Sublessor shall have the option, in its sole discretion, to provide such assistance to Sublessee for a fee. Sublessor shall have the right to approve any contractor hired by Sublessee to develop the Premises. Sublessee agrees, at his sole expense, to do or cause to be done the following with respect to developing the Premises at the Premises:

          (1)  secure  all  financing   required  to  develop  and  operate  the
               Premises;

         (2) obtain all required building, utility, sign, health, sanitation, business, environmental and other permits and licenses required for construction and operation of the Premises;

         (3) construct all required improvements to the Premises and decorate the Premises in compliance with plans and specifications Sublessor approves;

         (4) purchase and install all required fixtures, furnishings, equipment and signs required for the Premises (provided, however, that Sublessor shall, in its sole discretion, have the right to install all required signs at the Premises at Sublessee's sole expense); and

         (5) purchase an opening inventory of Products (as defined in the Franchise Agreement), materials and supplies.

5.       EQUIPMENT, FIXTURES, FURNISHINGS, AND SIGNS.

         A. Sublessee agrees to use in developing and operating the Unit only such fixtures, furnishings, equipment (including, without limitation, cash registers and computer hardware and software), and signs that Sublessor has approved for Pretzel Time Units as meeting it specifications and standards for quality, design, appearance, function and performance. Sublessee further agrees to place or display at the Premises (interior and exterior) only such signs, emblems, lettering, logos and display materials that Sublessor approves in writing from time to time; provided, however, that Sublessee shall purchase or lease approved brands, types or models of fixtures, furnishings, equipment (including cash registers, and computer hardware and software) and signs only from suppliers and distributors designated or approved by Sublessor (which may include Sublessor and/or its Affiliates).



6.       TERM.
         A. Subject to Sublessor's right to terminate this Sublease as provided herein, the term of this Sublease (the "Term") shall commence on the date hereof (the "Commencement Date") and shall end on the earlier of: (1) the date of expiration or termination of the Franchise Agreement or (2) the day which is one day prior to the expiration of the Prime Lease.

         B. Sublessee shall not have any right to exercise or require Sublessor to exercise any option under the Prime Lease, including, without limitation, any option to extend the term of the Prime Lease or to lease additional-space. If this Sublease expires prior to the expiration of the Franchise Agreement, Sublessee shall be responsible to obtain a new lease which has Sublessor's prior approval, prior to the expiration of the Sublease.

         C.       Sublessee acknowledges and agrees that:

         (1) Sublessee has examined and knows and accepts the condition of the Premises and accepts the Premises "As Is" and with any and all faults and defects;

         (2) The Premises are, as of the date hereof, in good order, condition and repair; and

         (3) No covenants and representations as to the order, condition and repair of the Premises and no promise to alter, remodel, decorate, clean or improve the Premises have been made by Sublessor or its employees or agents, prior to or at the execution of this Sublease that are not expressed herein or in the Franchise Agreement.

7.       HAZARDOUS MATERIALS.

         A. Sublessee acknowledges and agrees that it is expressly prohibited from using handling or treating hazardous materials, substances or waste at, in or affecting the Premises. Sublessee agrees to execute an estoppel certificate upon request of Sublessor or Landlord stipulating whether any party is engaged in the use or handling of hazardous materials, substances, or waste.

8.       DEFAULT.

         A. Notwithstanding anything to the contrary expressed or implied herein or elsewhere, upon the occurrence of any one or more of the following events or conditions (an "Event of Default"), Sublessee shall be in default hereunder and Sublessor shall have the right to exercise any and all remedies available to Landlord under the Prime Lease, at law or in equity or available to Sublessor hereunder or at law or in equity, including, but not limited to, the right to terminate this Sublease; or accelerate the payment of Rent (as hereinafter defined); terminate the Franchise Agreement; and/or obtain court costs and/or attorneys' fees.


         (1) Sublessee fail to fully and timely pay Rent or any other sum payable to Landlord when due and such failure shall continue uncured for more than five days; or (2) Sublessee's failure to timely and fully comply with any other provisions, conditions, items, or covenants contained in the Prime Lease or hereunder for a period of ten (10) days after written notice is delivered to Sublessee unless such default results in a hazardous or emergency condition in which case Sublessor may exercise all reasonable action required to cure such default without notice to Sublessee and without first permitting Sublessee to cure such default;

         (3) Sublessee's action or inaction, or Sublessee's sufferance of any act or condition, which would constitute an event of default by the tenant (i.e. Sublessor) under the Prime Lease, regardless of whether or not Landlord seeks to enforce the applicable default provision of the Prime Lease;

         (4) Notwithstanding anything contained herein to the contrary, if on two (2) or more occasions during any twelve month period or on five (5) occasions during the term of this Sublease, Sublessee fails (a) to fully and timely pay when due, without regard to any cure period herein provided, any required amounts or (b) to fully and timely submit when due, without regard to any cure period herein provided, required reports;

          (5) If the Franchise Agreement expires or is terminated for any reason;

          (6) If a receiver or trustee is appointed to take possession of all or a substantial portion of the assets of Sublessee;

         (7)      If Sublessee makes an assignment for the benefit of creditors;

         (8) If any bankruptcy, reorganization, moratorium, insolvency, creditor
         adjustment  or  debt   rehabilitation   proceedings  or  the  like  are
         instituted by or against Sublessee under any state or federal law;

         (9) If levy, execution, or attachment proceedings or other process of law are commenced upon, on or against Sublessee or a substantial portion of Sublessee's assets;

         (10) If a liquidator, receiver, custodian, sequester, conservator, trustee, or other similar judicial officer is applied for by Sublessee or appointed for Sublessee;

          (11) If Sublessee becomes insolvent in the bankruptcy or equity sense;

         (12) If the demised premises are vacated, abandoned or deserted during the term of this Sublease or Prime Lease, or Sublessee removes or manifests an intention to remove its goods and property from the Premises other than in the ordinary course of business; (13) Sublessee is engaged in or has engaged in the handling use or treatment of hazardous wastes or materials in or affecting the Premises;

         (14) If Sublessee or any guarantor of this Sublease is a corporation, Sublessor shall have the immediate right to declare an Event of Default and exercise its rights in the event the person or persons presently owning a majority of the shares of stock of such corporation cease to own a majority of said shares or maintain such voting control, whether due to sale, assignment, operation of law or other disposition, or if any guarantor shall be dissolved. If Sublessee or any guarantor of this Sublease is a partnership, Sublessor shall have the immediate right to declare an Event of Default and exercise its rights under Paragraph 8 above in the event that the general partner of the Sublessee or the general partner of such general partner transfers its interest in Sublessee, whether due to sale, assignment, operation of law or other disposition; or

         (15) Any attempted or actual transfer by Sublessee without Sublessor's prior written consent.

9.       RIGHT TO CURE DEFAULTS.

         A. To the extent permitted by law, Sublessee hereby waives the benefit of any otherwise controlling law or statute with respect to notices of default and/or cure periods. At any time during the term of this Sublease and without notice to Sublessee, Sublessor may, but is not obligated to, cure or otherwise discharge any default by Sublessee under this Sublease. Any and all costs or expenses which Sublessor may expend or incur for this purpose shall be due and payable in full promptly upon Sublessor's written demand thereof. If reimbursement is not received within five (5) days, Sublessee authorizes and agrees Sublessor shall debit Sublessee's account. All costs and expenses incurred by Sublessor under this Paragraph 9 shall bear interest at the greater of: (1) eighteen percent per annum or (2) the highest interest rate permitted by applicable law from the date payment was due.

10.      RENT.

         A. Sublessee shall pay to the Landlord on the Prime Lease all monthly rent, percentage rent, additional rent, and charges ("Rent") at the times, places and under the terms specified in the Prime Lease without notice, demand, deduction, abatement, counter-claim, or set off.

11.      OBLIGATIONS.

         A. As between the parties hereto, Sublessee hereby assumes and agrees to be bound by the covenants and agreements set forth in the Prime Lease and by any terms and limitations imposed upon Sublessor as the tenant thereunder, including, without limitation, the obligation to keep records and provide the reports required by the Prime Lease with respect to percentage rent, and to permit Sublessor (and Sublessor's landlord) to audit Sublessee's books and records in accordance with the terms of the Prime Lease. Sublessee indemnifies and agrees to defend (with counsel acceptable to Sublessor or its successors and assigns) and to hold Sublessor and its successors and assigns harmless for, from and against any and all claims, demands, liabilities, obligations, damages, penalties, causes of action, costs and expenses, including reasonable attorneys' fees and expenses, imposed upon, incurred by or asserted against Sublessor or its successors and assigns which arise out of any violations under the Prime Lease or any violations by Sublessee of this Sublease or the terms of the Franchise Agreement or which may arise out of or are in any manner connected with Sublessee's use and occupancy of the Premises. Notwithstanding any contrary term or provision contained herein or in the Prime Lease, it is hereby expressly agreed that (i) the terms of this Sublease do not grant Sublessee any rights of first refusal, any options to purchase or any extensions or renewal rights with respect to the Prime Lease; and (ii) Sublessee shall not use or occupy the Premises in a manner contrary to this Sublease, the Prime Lease or the Franchise Agreement.

12.      INSURANCE.

         A. Sublessee shall, at his sole cost and expense, obtain and maintain at all times during the term of this Sublease the insurance policies required by the Franchise Agreement and the Prime Lease with respect to the Premises. Sublessee expressly agrees to be bound by all of the terms of the Franchise Agreement and the Prime Lease with respect to such insurance coverage requirements, including, without limitation, the duty to name Sublessor, the franchisor under the Franchise Agreement, and Landlord as additional insureds and/or loss payees as their respective interest may appear.

13.      MAINTENANCE, REPAIRS AND ALTERATIONS.

A. During the term hereof and at Sublessee's sole cost and expense, Sublessee shall keep and maintain the Premises and any fixtures, facilities and equipment contained therein, in good condition and repair and otherwise in compliance with this Sublease, the Prime Lease, the Franchise Agreement and all applicable laws, ordinances, codes, rules and regulations, and in conformity with the rules and regulations of underwriters' fire prevention agencies.

B. Sublessee shall promptly and at its sole cost and expense repair any damage or destruction to the Premises which occurs during the term of this Sublease, including but not limited to the repair and replacement of any broken or cracked glass. The repairs shall be completed in a good and workmanlike manner and shall conform the Premises to the then current standards of layout and design for a new Pretzel Time Unit. In the event that Sublessor is required to make structural repairs to the Premises under the Prime Lease, including but not limited to the roof of the Premises, Sublessee shall be required to complete such repairs as set forth therein. All such repairs shall be scheduled, planned, approved, made and completed in accordance with this Sublease, the Prime Lease, the Franchise Agreement and all applicable laws, ordinances, codes, rules and regulations.

C. Sublessee shall not make, or permit to be made, any alterations or additions to any electrical, plumbing, heating or cooling systems, nor shall Sublessee make any interior alterations or improvements in the Premises without the prior written consent of Sublessor which shall be at Sublessor's sole and absolute discretion. Sublessee shall promptly pay all costs, expenses and charges thereof, shall make such alterations and improvements in accordance with applicable laws and building codes and in a good and workmanlike manner, and shall fully and completely indemnify Sublessor and Landlord, as the case may be, from and against any mechanic's lien or other liens or claims in connection with the making of such alterations and improvements of a structural nature to the Premises. Sublessee shall not make any alterations, additions or improvements to the exterior of the Premises. Sublessee shall promptly repair any damage to the Premises, or to the building caused by any alterations, additions or improvements of the Premises by Sublessee.

14.      ASSIGNMENT.

         A. Sublessee shall not sell, transfer, convey, mortgage, sublet, quitclaim, pledge, assign, permit or suffer the use or occupancy of the Premises or any part thereof by anyone other than Sublessee or otherwise grant any party any interest in this Sublease or the Premises, in whole or in part, without Sublessor's prior written consent which may be withheld at Sublessor's absolute discretion. This Sublease and Sublessee's interest hereunder shall not be assignable by operation of law. Any attempted or actual transfer by Sublessee (whether by way of any assignment, sublease or otherwise) without Sublessor's prior written consent shall be null and void and of no force or effect, shall convey no right or interest hereunder to the purported transferee and shall constitute an Event of Default under this Sublease. Sublessor may at any time assign this Sublease and the rights, privileges, duties and obligations hereunder to an entity that is to become the tenant under the Prime Lease and Sublessor hereunder.

         B. Sublessee shall not convey, pledge, mortgage, encumber or otherwise transfer (collectively Pledge) (whether voluntarily or otherwise) this Sublease or any interest in or under it. For purposes of this Section an assignment shall include any direct or indirect transfer of fifty percent (50%) or more of the stock of a corporate Sublessee, or fifty percent (50%) or more of the equitable or other interests of a partnership, individual, or other non-corporate Sublessee. Any attempt by Sublessee to assign or Pledge this Sublease or sublet the premises in contravention of the terms of this Sublease shall constitute a default under both the franchise agreement and the sublease agreement.

15.      NO LIENS.

         A. Except with Sublessor's prior written consent, Sublessee shall not create or suffer the existence of any lien or obligation against Sublessee, the Premises, Sublessor or Landlord. Any claim to or lien upon the Premises arising from any act or omission of Sublessee shall be subject and subordinate to the paramount title of Landlord and to the rights of Sublessor and Landlord in and to the Premises. If any lien or notice of lien on account of any alleged debt of Sublessee or any notice of contract by a party engaged by Sublessee or Sublessee's contractor to work on the Premises shall be filed against the Premises or any part thereof, Sublessee, within ten (10) days after notice of the filing thereof, will cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Sublessee shall fail to cause such lien or notice of lien to be discharged within the period aforesaid, then in addition to any other right or remedy available to Sublessor or Landlord, Sublessor or Landlord may, but shall not be obligated to, discharge the same either by paying amounts claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event Sublessor or Landlord shall be entitled, if Sublessor or Landlord so elects, to compel the prosecution of the lender's claim with interest, costs and allowances. Any amount so paid by Sublessor and Landlord and all costs and expenses including attorneys' fees incurred by Sublessor and Landlord in connection therewith, together with interest thereon at the rate specified in Paragraph 9 above from their respective dates of Sublessor's or Landlord's making of the payment or incurring of the cost and expense shall constitute Additional Rent payable by Sublessee under this Sublease and shall be paid promptly by Sublessee to Sublessor and Landlord on demand.

16.      SUBORDINATION.

         A. Sublessee acknowledges that this sublease is subordinate to said Prime Lease in all respects and to all ground or underlying leases of the property and to all mortgages which may now or hereafter be secured upon such leases or the property and to any and all renewals, modifications, consolidations, replacements and extensions thereof. This Paragraph shall be self-operative and no further instrument of subordination shall be required by Sublessor or mortgagee.

17.      RELATIONSHIP TO FRANCHISE AGREEMENT.

         A. This agreement is being executed contemporaneously with a certain franchise agreement between the parties hereto. The parties agree that a default in either agreement shall be deemed a default in both entitling Sublessor (Pretzel Time) to all of the remedies under both agreements. In the event of the termination of the Sublessee's franchise due to default by Sublessee, this sublease shall, at Sublessor's option, terminate and the premises be surrendered to Sublessor. Any such termination shall not, however, relieve Sublessee of liability for rent due hereunder.

18.      WAIVER OF CERTAIN CLAIMS.

         A. Sublessee waives all claims that it may have against Sublessor or Landlord for damage or injury to person or property sustained by Sublessee, its employees, agents and invitees, by any occupant of the Premises or by any other person, resulting from the ownership, use, operation, occupancy or management of any part of the Premises or any of its improvements, equipment or appurtenances becoming out of repair, or resulting from any accident on or about the Premises or resulting directly or indirectly from any act or omission of any person, including Sublessor or Landlord, to the extent permitted herein and by law. All personal property of Sublessee or of such other person only, and Sublessor and Landlord shall not be liable for any damage thereto, to the extent permitted herein and by law, or for the theft, disappearance or misappropriation thereof.

19.      LEGAL PROCEEDINGS.

         A. In the event Sublessor commences any legal proceeding to enforce this Sublease against Sublessee and/or to remove Sublessee and his property from the Premises, Sublessee shall not assert any counterclaims or similar allegations as a defense to any such proceeding, it being

 Sublessor's and Sublessee's intention that such counter claims shall be brought against Sublessor, if at all, in a separate legal proceeding. Sublessee shall pay all costs and expenses incurred by Sublessor, including attorneys' fees and other litigation expenses, to enforce this Sublease and the rights and privileges evidenced hereby against Sublessee. As used herein, the term "attorneys' fees" is deemed to include, without limitation, reasonable legal fees whether incurred prior to, in preparation for or in contemplation of the filing of any written demand or any claim, action, hearing or proceeding to enforce Sublessee's obligations under this Sublease.

         B. If Sublessee shall default in the payment of Rent or in the payment of any other sums due under the Prime Lease and Sublease, Sublessee hereby authorizes and empowers any Prothonotary or attorney of any court of record to appear for Sublessee in any and all actions which may be brought for Rent and other sums; and to sign for Sublessee an agreement for entering in any competent court an amicable action or actions for the recovery of Rent and other sums, and in suits or in amicable action or actions to confess judgment against Lessee for all or any part of the Rent and other sums, including, but not limited to, the amounts due from Lessee to Lessor under this Agreement and for interest and costs, together with a reasonable attorney's commission for collection of not less than Three Thousand Dollars ($3,000.00). Such authority shall not be exhausted by one exercise, but judgment may be confessed from time to time as often as any of the Rent and other sums shall fall due or be in arrears and such powers may be exercised as well after the expiration of the term of this Sublease.

         C. When this Sublease and its term shall have been terminated on account of any default and/or also when the term hereby created shall have expired, it shall be lawful for any attorney of any court of record to appear as attorney for Sublessee as well as for all persons claiming by, through or under Sublessee and to sign an agreement for entertaining in any competent court an amicable action in ejectment against Sublessee and all persons claiming by, through or under Sublessee and to confess judgment for the recovery by Pretzel Time of possession of the Premises, for which this Sublease and referenced Prime Lease shall be sufficient warrant; thereupon, if Pretzel Time so desires, an appropriate writ of possession may issue promptly, without any prior writ of proceeding whatsoever, provided that if for any reason after such action shall have been commenced it shall be determined that possession to bring one or more further amicable action or actions to recover possession of the Premises and to confess judgment for the recovery of possession of the Premises as provided. Notwithstanding anything contained in this Sublease or Prime Lease to the contrary, the right of Pretzel Time to initiate an amicable action in ejectment as specified above shall not preclude or limit Pretzel Time's right to initiate an amicable action for Rent (including but not limited to all unpaid Rent for the balance of the term of this Prime Lease).

20.      MISCELLANEOUS.

         A. It is mutually agreed by and between Sublessee and Sublessor that the respective parties shall and do waive trial by jury in any action, proceeding, or counterclaim brought by either of the parties against the other as to any matters whatsoever arising out of or in any way connected with this Sublease, the relationship of Sublessee and Pretzel Time, Sublessee's use or occupancy of the Premises or any statutory remedy.

         B. All provisions of the Franchise Agreement shall apply to this Sublease, where appropriate, be incorporated by reference and bind Sublessor and Sublessee as if the same were fully set forth herein.

         C. The parties agree that the terms and conditions of this sublease shall not be modified or changed in any way except by written agreement signed by both parties thereto.

         D. An provision of this Sublease and/or the Franchise Agreement which imposes obligations which survive the termination or expiration hereof, including but not limited to hereof, shall survive such termination or expiration.

         E. Any voluntary or other surrender of the Prime Lease by Sublessor to Landlord shall not operate as a merger and shall, at Landlord's option, be deemed an assignment of this sublease.

         F. Any consent or waiver by Sublessor of any provision herein shall not constitute a waiver of strict performance by Sublessee of the provisions of that Sublease or from the full performance of Sublessee of any of the terms, covenants, provisions, or conditions in this Sublease contained.

         G. Sublessor shall have no duty to relet the premises or any part of it nor shall it be responsible for failure to collect any rent due upon any reletting, although Sublessor use its best efforts to relet the premises.

         H. Nothing contained in this sublease shall limit or prejudice the right of Sublessor to prove for and obtain as damages incident to a termination of this Sublease Agreement in any bankruptcy, reorganization or other court proceedings, the maximum amount allowed by any statute or rule of law in effect when such damages are to be proved.

         I. Only full payment of any amount shall satisfy Sublessee's payment obligations hereunder. No endorsement or statement on any check or any letter accompanying any check or payment made hereunder shall be deemed or construed as an accord and satisfaction of the full amount due, and Sublessor may accept such check or payment without prejudice to Sublessor's right to recover the balance of such rent or pursue any remedy which would otherwise be available.

         J. This Sublease shall be governed by the laws of the state of Pennsylvania except choice of law rules. To the extent permitted by law, Sublessee hereby waives the benefit of any otherwise controlling statute of law with respect to notices of default and/or cure periods.

         K. No waiver of any breach or violation of any of the covenants, agreements and obligations of Sublessee under this Sublease shall be construed, taken or held to be a waiver of any other breach or violation or a waiver, acquiescence in or consent to any further or succeeding breach or violation of the same covenant, agreement or obligation.

         L. Upon termination or expiration of this Sublease or the Franchise Agreement for any reason whatsoever, Sublessee shall immediately surrender and deliver up the Premises to Sublessor in the same condition as existed on the Commencement Date of this Sublease, reasonable wear and tear excepted, and remove from the Premises all unattached personal property, fixtures and equipment owned by Sublessee and in which Sublessor has no security interest, lien or other claim; provided, however, that all such personal property, fixtures and equipment shall be and remain subject to (i) Landlord's rights under the Prime Lease; and (ii) the Sublessor's rights under the Franchise Agreements.

         M. In the event Sublessee remains in possession of the Premises of fails to remove its property from the Premises after the expiration or termination of this Sublease for any reason without executing a new agreement under which it may lawfully use and occupy the same, Sublessee shall fully and timely pay to Landlord or Sublessor such sums as the Prime Lease requires the Sublessor thereto to pay to Landlord in the event that such Sublessor fails to timely surrender possession of the Premises. Notwithstanding anything to the contrary contained in the Prime Lease, the holding over by Sublessee shall create in Sublessee no right of occupancy to the Premises, without the prior written consent of Sublessor. Unless Sublessor and Sublessee agree to the contrary in writing, Sublessee's occupancy of the Premises after the expiration date shall create a tenancy-at-sufferance.

         N. Estoppel Certificate. Sublessee shall at any time and from time to time within ten (10) days' of request from Sublessor or Landlord execute, acknowledge and deliver to Sublessor or Landlord, as the case may be, in form reasonable satisfactory to Sublessor or Landlord and/or any mortgagee of Sublessor or Landlord, a written statement certifying that Sublessee has accepted the Premises, that this Sublease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), that neither Sublessor or Landlord is in default hereunder or under the Prime Lease (or, if any default has occurred and is continuing, then Sublessee shall specify the nature and period of existence thereof, and any action which Sublessee has taken or proposes to take with respect thereto), the date to which the rent and other charges have been paid in advance, if any, or such other accurate certification as may reasonably be required by Sublessor or Landlord or their respective mortgagees, and agreeing to give to such mortgagees copies of all notices by Sublessee to Sublessor or Landlord. In the event that any party succeeds to Sublessor's rights hereunder, Sublessee agrees to attorn to such successor and shall recognizes such successor as the Sublessor hereunder or the landlord under the Prime Lease, as the case may be. Such attornment shall be effected and self-operative without the execution of any further instrument. Sublessee agrees, however, to execute and deliver at any time and from time to time, any instrument or certificate which, in the sold judgment of such successor, may be necessary or appropriate to evidence such attornment. From and after any such attornment, such successor shall, subject to the provisions herein contained, be bound to Sublessee under all the terms, covenants and conditions of this Sublease shall, from and after the succession to the interest of Sublessor hereunder have the same remedies against such successor for a breach of any agreement contained in this Sublease that Sublessee might have had against Sublessor under this Sublease; provided, however, that such successor shall not be:

         (1) liable for any act or omission of any prior landlord (including Sublessor); (2) liable for the return of any security deposit; (3) subject to any offset or defense which Sublessee might have against any prior landlord
                  (including Sublessor); and
         (4) bound by any rent or additional rent which Sublessee might have paid for more than the current month to any prior Landlord (including Sublessor).

          O. All notices required to be delivered hereunder shall be delivered in accordance with the
Franchise Agreement.

          P. The recitals of this agreement form a part of this agreement and are incorporated therein.

         IN WITNESS WHEREOF, the parties hereto have cause this Sublease to be duly executed the day of 199 .

WITNESSES:                                           PRETZEL TIME, INC.
                           a Pennsylvania corporation

By:

__________________________ Name: _______________________

Title: ________________________

Date Signed: __________________


WITNESSES: FRANCHISEE
-----------------------------

By:

Name:

Title:

Date Signed: __________________

STATE OF                                        )
                                                     : '
COUNTY OF                                     )

         On this _____ day of ___________, 19 __, before me, a Notary Public in and for the County and State aforesaid, personally appeared _______________________ and acknowledged that (s)he executed the foregoing instrument as a free and voluntary act, for the uses and purposes therein set forth.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.





                                                              NOTARY PUBLIC

My Commission Expires:

                                      (N-2)
franex.96

                                    EXHIBIT N

                         COLLATERAL ASSIGNMENT OF LEASE

THIS AGREEMENT is made and entered into this day of April , 1995, by and among whose principal place of address is (individually or collectively "ASSIGNOR") and PRETZEL TIME, INC., a Pennsylvania corporation having its principal office at 4800 Lingelstown Road, Harrisburg, PA 17112 (the "ASSIGNEE"); wherein the parties agree as follows:

1. Agreement Assigned. As additional security for the performance of Assignor's obligations under that certain Franchise Agreement made and entered into as of for the development and operation of a Pretzel Time Store located at or in (the "Franchise Agreement") ASSIGNOR hereby sells, assigns, and conveys to ASSIGNEE all interest in and to that certain Lease made and entered into as of for the occupancy of a "Pretzel Time" store located at or in by and between (the "Landlord") and (the "Tenant") containing approximately square feet of space (the "Lease"), to have and to hold said interest for the term of the Franchise Agreement and any renewal thereof consistent with its terms and conditions. Any defined terms in the Franchise Agreement appearing herein shall have the same meaning as set forth in this Agreement.

2. Collateral. The assignment hereunder is for the purposes of affording Assignee additional collateral for the performance of Assignor's obligations under the Franchise Agreement. Should Assignor not default under the terms of the Franchise Agreement and the Lease, then this Collateral Assignment of Lease shall not be utilized by Assignee.

3. Assignee's Exercise of Rights Granted Hereunder. Should Assignor default under the terms of the Franchise Agreement, Assignee shall have the right, but not the obligation, by written notice to assume Assignor's rights and obligations under the Lease and obtain possession of the "Pretzel Time" store from Assignor. Should Assignor default under the terms of the Lease, Assignee shall have the right, but not the obligation, by written notice to assume Assignor's rights and obligations under the Lease and obtain possession of the "Pretzel Time' store. Assignor hereby agrees to execute such additional documentation necessary to consummate the transfer as Assignee shall require. Assignor hereby agrees that the Lease shall contain certain such language binding the landlord to agree to the terms of this Collateral Assignment of Lease and that the Lease will contain additional language obligating the landlord to provide a copy of all default notices to Assignee with an opportunity, but not an obligation, to cure any default under the Lease.

4. Additional Security. Should Assignee be required to guaranty the Lease, then additionally Assignor shall obtain a letter of credit in the amount of $25,000 for the benefit of Assignee to additionally secure Assignor's obligations under the Lease. Assignor agrees to execute such additional documentation necessary to provide Assignee with this additional security.


IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Agreement effective as of the date first above written.
WITNESSES: ASSIGNOR:

By:


Name:

Title:


PRETZEL TIME, INC.

By:


Name:

Title:

     12. MODIFICATION. This agreement cannot be changed or modified except by another written agreement signed by the party sought to be charged therewith or by his/its duly authorized agent.

     13. ENTIRE AGREEMENT. This agreement sets forth the entire agreement and understanding between the parties with respect to the subject matter herein and supersedes all prior or contemporaneous agreements, whether written or oral between the parties.

     14. ASSIGNMENT. This agreement shall not be assigned by either party without the prior written agreement of the parties.

     15. SEVERABILITY. In the event that any provision of this agreement is deemed by a court of any jurisdiction to be unenforceable, illegal or contrary to public policy, it shall be stricken and the remainder of this Mutual Confidentiality Agreement shall remain in force.

     16. WAIVER. Failure of either party at any time or from time to time to exercise any right under this Agreement shall not be deemed a waiver of such right nor shall it prevent the party from subsequently asserting or exercising such right.

17.      GOVERNING LAW.
         [INTENTIONALLY DELETED].

18.      WAIVER OF CERTAIN CLAIMS.
         A. Sublessee waives all claims that it may have against Sublessor or Landlord for damage or injury to person or property sustained by Sublessee, its employees, agents and invitees, by any occupant of the Premises or by any other person, resulting from the ownership, use, operation, occupancy or management of any part of the Premises or any of its improvements, equipment or appurtenances becoming out of repair, or resulting from any accident on or about the Premises or resulting directly or indirectly from any act or omission of any person, including Sublessor or Landlord, to the extent permitted herein and by law. All personal property of Sublessee or of such other person only, and Sublessor and Landlord shall not be liable for any damage thereto, to the extent permitted herein and by law, or for the theft, disappearance or misappropriation thereof. Indiana law [Indiana Code Section 23-2-2.7-1(10) may prevent Pretzel Time from fully enforcing this Section 18].


19.      LEGAL PROCEEDINGS.

         A. In the event Sublessor commences any legal proceeding to enforce this Sublease against Sublessee and/or to remove Sublessee and his property from the Premises, Sublessee shall not assert any counterclaims or similar allegations as a defense to any such proceeding, it being Sublessor's and Sublessee's intention that such counter claims shall be brought against Sublessor, if at all, in a separate legal proceeding. Sublessee shall pay all costs and expenses incurred by Sublessor, including attorneys' fees and other litigation expenses, to enforce this Sublease and the rights and privileges evidenced hereby against Sublessee. As used herein, the term "attorneys' fees" is deemed to include, without limitation, reasonable legal fees whether incurred prior to, in preparation for or in contemplation of the filing of any written demand or any claim, action, hearing or proceeding to enforce Sublessee's obligations under this Sublease.

         B. If Sublessee shall default in the payment of Rent or in the payment of any other sums due under the Prime Lease and Sublease, Sublessee hereby authorizes and empowers any Prothonotary or attorney of any court of record to appear for Sublessee in any and all actions which may be brought for Rent and other sums; and to sign for Sublessee an agreement for entering in any competent court an amicable action or actions for the recovery of Rent and other sums, and in suits or in amicable action or actions to confess judgment against Lessee for all or any part of the Rent and other sums, including, but not limited to, the amounts due from Lessee to Lessor under this Agreement and for interest and costs, together with a reasonable attorney's commission for collection of not less than Three Thousand Dollars ($3,000.00). Such authority shall not be exhausted by one exercise, but judgment may be confessed from time to time as often as any of the Rent and other sums shall fall due or be in arrears and such powers may be exercised as well after the expiration of the term of this Sublease.

         C. When this Sublease and its term shall have been terminated on account of any default and/or also when the term hereby created shall have expired, it shall be lawful for any attorney of any court of record to appear as attorney for Sublessee as well as for all persons claiming by, through or under Sublessee and to sign an agreement for entertaining in any competent court an amicable action in ejectment against Sublessee and all persons claiming by, through or under Sublessee and to confess judgment for the recovery by Pretzel Time of possession of the Premises, for which this Sublease and referenced Prime Lease shall be sufficient warrant; thereupon, if Pretzel Time so desires, an appropriate writ of possession may issue promptly, without any prior writ of proceeding whatsoever, provided that if for any reason after such action shall have been commenced it shall be determined that possession to bring one or more further amicable action or actions to recover possession of the Premises and to confess judgment for the recovery of possession of the Premises as provided. Notwithstanding anything contained in this Sublease or Prime Lease to the contrary, the right of Pretzel Time to initiate an amicable action in ejectment as specified above shall not preclude or limit Pretzel Time's right to initiate an amicable action for Rent (including but not limited to all unpaid Rent for the balance of the term of this Prime Lease). Indiana law [Indiana Code Section 23-2-2.7-1(10) may prevent Pretzel Time from fully enforcing this Section 19].